BLACKROCK FUNDS V

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

(the “Fund” and together, the “Funds”)

Supplement dated December 2, 2019 to the

Statement of Additional Information (“SAI”), dated January 28, 2019, as amended and supplemented to date

On November 15, 2019, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock International Limited as the sub-adviser of each Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to each Fund. The addition of BlackRock International Limited as the sub-adviser of each Fund is effective as of December 2, 2019.

The following change is made to the SAI:

The following is added as the eleventh paragraph in the section of the SAI entitled “Management and Advisory Arrangements”:

The Manager entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”) with respect to each of the High Yield Bond Portfolio and the Low Duration Bond Portfolio pursuant to which the Sub-Adviser receives for the services it provides for that portion of the High Yield Bond Portfolio and the Low Duration Bond Portfolio for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the High Yield Bond Portfolio or Low Duration Bond Portfolio, as applicable.

Shareholders should retain this Supplement for future reference.

SAI-BD3-1219SUP